Exhibit 23
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------




        The Board of Directors
          AMREP Corporation:



                 As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AMREP Corporation's previously filed Registration Statements on Form S-8 Nos. 33-09852, 33-19430, 33-40281, 33-67114 and 33-67116.


                                     ARTHUR ANDERSEN LLP



        New York, New York
        July 25, 1996